UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22481

                Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Annual Report

December 31, 2020

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call 1-877-864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of December 31, 2020 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

In a year that can only be described as extraordinary, the rebound of capital markets in the second half of 2020 was decidedly that. While the dynamics within the periods of market improvement that followed the selloff in March had different catalysts, the recovery into year-end on clarity around government and policy following the election, and the announcement of successful trials for multiple vaccines, was the first instance when markets could glimpse the horizon and describe the potential for normalcy since the beginning of the pandemic. This was particularly important in that it allowed smaller businesses within industries directly impacted by the pandemic to participate more fully in the rally, as investors began to position themselves for a world that does not look so wholly unlike 2019. Where the beginning stages of the recovery in the second quarter of 2020 had much to do with the Federal Reserves (the “Fed”) liquidity measures and the flow of capital into the investment grade market, the rally in the third and fourth quarter of 2020 had much to do with liquidity resulting from greater risk-taking by private investors, and the increased demand for yield in the leveraged finance markets. Aspects of a normally-functioning market returned, as evidenced by regular-way syndication of bond and loan deals for traditional corporate finance activities like leveraged buyouts, mergers and acquisitions and the rally in collateral loan obligation (“CLO”) liability spreads and their impact on CLO creation. Going into the end of the year, with markets rallying substantially in November and December, in step with equity markets where the indices were trading near or through their pre-pandemic highs, the credit markets had rallied to spreads and valuations that looked more normal than at any point since the beginning of the pandemic.

The lows for the loan market were reached on March 23, 2020 with the S&P/LSTA Leveraged Loan Index (“S&P LLI”), the broadest market benchmark, pricing at 76.23 after beginning the month of March at 95.18. The reversal higher that began in late March, and was at its strongest in the month of April, benefitted the loan market in terms of valuation and risk-taking, but it was most oriented towards the investment-grade (“IG”) and high-yield (“HY”) markets given the involvement of the Fed and the enormous rally in rates that preceded it. Loans began the second half of 2020 at a price of 89.88 based on the S&P LLI, or 13 points higher than the beginning of March, but really having lagged the fixed-rate markets as rates were not moving (meaning capital wasn’t flowing into floating-rate focused mutual funds and ETFs relative to the flows to IG and HY, and regular-way activity really hadn’t yet materialized in the loan market). What happened over the next two quarters, and the +8.1% total return generated by this same benchmark over the second half of the year, would be a function of this relative return to normality. The buying of loan assets still trading at a substantial discount to par, compared to relative pricing in the bond market, brought yields and spreads to a context that began to allow for the new issuance of loans at materially wider coupons (but less substantial discounts to par) in late summer for the first time since the second quarter. These kinds of assets are ideal for CLOs if liability spreads also get to a place that look more normalized, and, as the latter occurred, CLO creation and the demand for loans grew. Notably, though a smaller part of the ecosystem, these kinds of assets are also ideal for closed-end funds as we are generally able to invest at higher yields into loans that are more tightly structured and have higher LIBOR floors. We were extremely active rotating the Funds’ portfolios where it made sense during this period and took advantage of very attractive relative value in the floating-rate market. On the year, $92Bn of new CLOs priced in 2020, down substantially from the $119Bn that priced the year prior, but effectively in half the time, with the market essentially shut from March through the summer. Eventually, this abundant liquidity created by outsized demand for yield-generating assets returned borrowing conditions for all but the most-impacted credits, and industries to conditions that looked very much like those of the first two months of 2020.

For the leveraged finance markets, the end of 2020 was marked primarily by compression, or the outperformance of lower-rated debt vs. higher-rated debt in each of the corporate fixed income categories. This is really a post-vaccine phenomenon; while this incredible scientific feat has not brought full clarity around when economic activity will look like it did pre-pandemic, the fact that the timing of such a thing has been brought forward led those interested in investing in industries most impacted by the pandemic to buy stressed credit into a lack of supply, driving prices on lower-rated debt higher. In the month of December, the JPMorgan Split-B/CCC Loan Index rallied +2.4% vs. +1.4% for the broader JPMorgan loan benchmark. The end of 2020 and the beginning of 2021 have also been marked by a move higher in longer-dated rates. Multiple market signals of inflationary expectations, in addition to rates and including commodities and elements of the foreign exchange market, are suggesting either increased future demand on an exit of the pandemic, potentially fueled by a fiscal stimulus or continued current support of the economy by the Fed through the use of monetary policy, and, consequently, a higher probability for higher rates in the future. This is leading to substantial inflows into floating-rate ETFs and mutual funds. For the week ending January 15, 2021, loan funds saw

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (continued)

As of December 31, 2020 (unaudited)

inflows of +$1.1Bn, the largest inflows since March of 2017. After a moribund 2020, retail interest in floating-rate assets is clearly rising where institutional demand for floating-rate assets, in the form of CLO liabilities, was very strong over the second half of the year.

Superlatives cannot be overused to describe what happened last year, although it feels insensitive to be focused on the extraordinary impact to financial markets given the human suffering and tragic loss of life caused by the virus. Considered against the events of March, the recovery the markets have experienced through year-end and into 2021 are truly remarkable. While we will remain focused on downside protection and optimization within the Funds for the underlying credits, and will look to use periods of market weakness in the future to add attractive assets to the portfolio at higher credit spreads, we would be remiss not to stress the optimism coming into the new year.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-877-864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

Annual Report  |  5

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of December 31, 2020 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	96.5%
High-Yield Bonds	1.8%
Equity/Other	1.7%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.07%
Weighted Average Fixed-Rate Coupon	7.05%
Weighted Average Maturity (in years) (floating assets)	4.54
Weighted Average Maturity (in years) (fixed assets)	4.50
Weighted Average Modified Duration (in years) (fixed assets)	2.99
Weighted Average Modified Duration (in years)(h)	4.53
Average Position Size(i)	$2,763,035
Number of Positions	156
Weighted Average S&P Rating(j)	B
Weighted Average Rating Factor (Moody’s)(j)	3,009

Credit Quality(b)

BB	8.9%
B	69.6%
CCC+ or Lower	15.4%
Not Rated	6.1%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

High Tech Industries	15.2%
Services: Business	13.6%
Telecommunications	9.6%
Healthcare & Pharmaceuticals	8.8%
Banking, Finance, Insurance & Real Estate	8.0%
Total	55.2%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	4.1%
Riverbed Technology, Inc.	2.1%
Asurion, LLC	2.1%
Petco Animal Supplies, Inc.	1.8%
Deerfield Dakota Holdings, LLC	1.6%
PetSmart, Inc.	1.6%
Flexera Software, LLC	1.6%
PG&E Corporation	1.6%
Delta Air Lines, Inc.	1.6%
Ivanti Software, Inc.	1.5%
Total	19.6%

Performance Comparison

	YTD		5 Yr		Since Inception(k)

AFT - Market Price	2.75%	(e)	6.84%	(e)(f)	4.05%	(e)(f)
AFT - NAV	2.99%	(e)	6.93%	(e)(f)	5.77%	(e)(f)
S&P/LSTA Leveraged Loan Index(g)	3.12%		5.24%	(f)	4.12%	(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2020. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and warrants and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes equity investments and warrants.
(j)	Excludes securities with no rating or non-performing defaulted securities as of December 31, 2020.
(k)	Inception date February 23, 2011.

6  |  Annual Report

Apollo Tactical Income Fund Inc.

Financial Data

As of December 31, 2020 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	66.7%
High-Yield Bonds	25.4%
Structured Products	6.2%
Equity/Other	1.7%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.42%
Weighted Average Fixed-Rate Coupon	5.37%
Weighted Average Maturity (in years) (floating assets)	4.83
Weighted Average Maturity (in years) (fixed assets)	6.76
Weighted Average Modified Duration (in years) (fixed assets)	3.23
Weighted Average Modified Duration (in years)(h)	4.45
Average Position Size(i)	$2,282,328
Number of Positions	172
Weighted Average S&P Rating(j)	B
Weighted Average Rating Factor (Moody’s)(j)	2,828

Credit Quality(b)

A	1.2%
BBB	1.5%
BB	16.7%
B	57.5%
CCC+ or Lower	14.5%
Not Rated	8.6%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

High Tech Industries	12.5%
Telecommunications	12.4%
Healthcare & Pharmaceuticals	11.9%
Media: Broadcasting & Subscription	8.0%
Services: Business	6.4%
Total	51.2%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	4.5%
Bausch Health Companies, Inc.	2.4%
TIAA Churchill Middle Market CLO	2.4%
Riverbed Technology, Inc.	2.1%
JBS, S.A.	1.9%
Petco Animal Supplies, Inc.	1.9%
CenturyLink, Inc.	1.8%
PG&E Corporation	1.7%
Liberty Global PLC	1.7%
Ivanti Software, Inc.	1.7%
Total	22.1%

Performance Comparison

	YTD		5 Yr		Since Inception(k)
AIF - Market Price	3.99%	(e)	9.98%	(e)(f)	4.73%	(e)(f)
AIF - NAV	4.71%	(e)	9.47%	(e)(f)	6.92%	(e)(f)
S&P/LSTA Leveraged Loan Index(g)	3.12%		5.24%	(f)	3.94%	(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2020. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 6.2% of the portfolio as of December 31, 2020.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and warrants and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes equity investments and warrants.
(j)	Excludes securities with no rating or non-performing defaulted securities as of December 31, 2020.
(k)	Inception date February 25, 2013.

Annual Report  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2020

	Principal Amount ($)	Value ($)
Senior Loans - 144.9%(a)

AEROSPACE & DEFENSE - 6.4%

Alion Science and Technology Corp.
First Lien Term Loan, (2M LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/23/24(c)	2,316,774	2,332,714
Bleriot US Bidco, Inc.
First Lien Delayed Draw Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 5.06%, 10/31/26(c)	409,063	408,936
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 5.00%, 10/30/26(c)	2,618,005	2,617,194
Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 4.65%, 05/01/25(c)	2,860,833	2,865,596
Kestrel Bidco, Inc. (Canada)
First Lien Term Loan B, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26(c)(e)	2,138,435	2,059,591
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 5.25%, 06/04/26(c)	4,227,826	3,686,136
Pae Holding Corporation
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 10/19/27(c)	2,202,550	2,214,257

		16,184,424

BANKING, FINANCE, INSURANCE & REAL ESTATE - 10.3%

AIS Holdco, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 5.21%, 08/15/25(c)(d)	2,097,222	1,981,875
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 3.39%, 05/09/25(c)	4,790,981	4,720,626
First Lien Term Loan B3, (1M LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/05/27(c)	655,294	656,935
AssuredPartners, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27(c)	588,149	590,357
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.65%, 02/12/27(c)	2,253,753	2,224,341
Asurion, LLC
First Lien Term Loan B6, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 11/03/23(c)	3,550,001	3,519,666

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

First Lien Term Loan B8, (1M LIBOR + 3.25%, 0.00% Floor), 3.40%, 12/23/26(b)(c)	2,381,872	2,361,031
Second Lien Term Loan B2, (1M LIBOR + 6.50%, 0.00% Floor), 6.65%, 08/04/25(c)	2,006,948	2,026,516
Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 07/21/25(c)	3,172,861	3,131,217
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 6.90%, 07/20/26(c)	543,048	547,121
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 09/03/26(c)	3,823,680	3,820,582
First Lien Term Loan B3, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26(c)	297,014	299,613

		25,879,880

BEVERAGE, FOOD & TOBACCO - 4.7%

Froneri US, Inc. (United Kingdom)
First Lien Term Loan B2, (1M LIBOR + 2.25%, 0.00% Floor), 2.40%, 01/29/27(c)(e)	875,047	868,047
Second Lien Term Loan, (1M LIBOR + 5.75%, 0.00% Floor), 5.90%, 01/31/28(c)(e)	1,559,322	1,578,813
IRB Holding Corporation
First Lien Term Loan B, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27(c)	4,250,639	4,263,263
Shearer’s Foods, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 09/23/27(c)	1,594,638	1,597,756
Winebow Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/01/21(c)	3,930,871	3,627,211

		11,935,090

CAPITAL EQUIPMENT - 1.8%

Safe Fleet Holdings, LLC
First Lien Term Loan, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(c)	3,311,167	3,252,394
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,237,139

		4,489,533

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CHEMICALS, PLASTICS, & RUBBER - 6.8%

Archroma Finance S.A.R.L (Luxembourg)
First Lien Term Loan B2, (1M/3M LIBOR + 4.25%, 0.00% Floor), 4.40%, 08/12/24(c)(e)	3,955,987	3,817,527
Charter NEX US, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(c)	2,241,393	2,255,682
Diamond (BC) B.V.
First Lien Incremental Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/06/24(c)(d)	3,173,863	3,177,831
Polar US Borrower, LLC
First Lien Term Loan, (1M LIBOR + 4.75%, 0.00% Floor), 4.90%, 10/15/25(c)	1,979,798	1,952,576
Pretium PKG Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/05/27(c)	1,808,239	1,810,500
Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 10/01/25(c)(e)	4,018,755	3,986,102

		17,000,218

CONSTRUCTION & BUILDING - 1.8%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	5,145,747	4,409,905

CONSUMER GOODS: DURABLE - 1.6%

Hayward Industries, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/04/26(c)	1,490,034	1,490,034
Weber-Stephen Products LLC
First Lien Term Loan, (1M LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27(c)	2,561,151	2,567,874

		4,057,908

CONSUMER GOODS: NON-DURABLE - 1.6%

Coty, Inc.
First Lien Term Loan A, (1M LIBOR + 1.75%, 0.00% Floor), 1.90%, 04/05/23(c)	1,123,178	1,067,019

	Principal Amount ($)	Value ($)

CONSUMER GOODS: NON-DURABLE (continued)

Kronos Acquisition Holdings Inc. (Canada)
First Lien Term Loan, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 12/16/26(b)(c)(e)	3,000,000	3,010,560

		4,077,579

CONTAINERS, PACKAGING & GLASS - 3.7%

Anchor Glass Container Corp.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/07/23(c)	3,989,664	3,154,508
Graham Packaging Company, Inc.
First Lien Initial Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/04/27(c)	1,762,252	1,770,738
Strategic Materials Holding Corp.
First Lien Term Loan, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/01/24(c)	2,820,196	2,317,411
Trident TPI Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/17/24(c)	2,158,264	2,135,495

		9,378,152

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc.
First Lien Term Loan, (14.00% PIK), (1M LIBOR + 14.50%, 1.00% Floor), 15.50%, 03/29/24(c)(d)(f)	471,684	90,611

ENVIRONMENTAL INDUSTRIES - 0.6%

Trugreen Limited Partnership
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 11/02/27(c)	1,483,325	1,492,596

HEALTHCARE & PHARMACEUTICALS - 13.2%

Bausch Health Companies, Inc.
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 06/02/25(c)	1,885,646	1,881,233
BioClinica Holding I, LP
First Lien Initial Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/20/23(c)	3,612,851	3,610,612
Endo International PLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/29/24(c)	5,521,508	5,452,489
Hanger, Inc.
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.65%, 03/06/25(c)	2,308,544	2,310,703

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Lanai Holdings III, Inc.
Second Lien Term Loan, (11.50% PIK), (3M LIBOR + 10.50%, 1.00% Floor), 11.50%, 08/28/23(c)(d)(f)	936,266	827,846
Loire Finco Luxembourg S.A R.L. (United Kingdom)
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.65%, 04/21/27(c)(e)	1,496,762	1,478,052
Maravai Intermediate Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(c)	2,941,528	2,974,620
Milano Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27(c)	3,517,170	3,525,224
Pathway Vet Alliance, LLC
First Lien Delayed Draw Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 03/31/27(c)	368,801	369,216
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 03/31/27(c)	4,522,964	4,528,052
PPD, Inc.
First Lien Term Loan B, (1M LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22(c)	2,971,142	2,973,564
Team Health Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24(c)	3,509,959	3,143,308

		33,074,919

HIGH TECH INDUSTRIES - 22.8%

Almonde, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/24(c)	2,991,857	2,938,258
Aspect Software, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 01/15/24(b)(c)	4,358,702	4,220,684
Delta Topco, Inc.
First Lien Term Loan, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27(c)	3,800,712	3,806,261
E2Open, LLC
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 10/29/27(b)(c)	2,567,442	2,565,850
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.15%, 07/23/26(c)	2,731,233	2,348,000

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Flexera Software, LLC
First Lien Incremental Term Loan, (LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/26/28(b)(c)	710,875	711,764
First Lien Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/26/25(b)(c)	5,315,356	5,321,044
Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27(c)	3,892,272	3,906,265
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(c)	4,728,936	4,740,758
ION Trading Technologies S.A.R.L (United Kingdom)
First Lien Term Loan, (6M LIBOR + 4.00%, 1.00% Floor), 5.00%, 11/21/24(c)(e)	4,764,551	4,762,860
Ivanti Software, Inc.
First Lien Term Loan B, (1M LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/01/27(c)	5,921,164	5,917,464
Riverbed Technology, Inc.
First Lien Term Loan, (1M LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/31/25(b)(c)	3,801,563	3,804,737
Second Lien Term Loan, (4.50% PIK), (1M LIBOR + 11.00%, 1.00% Floor), 12.00%, 12/31/26(b)(c)(f)	5,213,515	4,196,880
Surf Holdings, LLC
First Lien Term Loan B, (3M LIBOR + 3.50%, 0.00% Floor), 3.73%, 03/05/27(c)	5,221,909	5,184,050
The Ultimate Software Group, Inc.
First Lien Incremental Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/04/26(c)	1,513,608	1,523,839
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 3.90%, 05/04/26(c)	1,496,212	1,497,536

		57,446,250

HOTEL, GAMING & LEISURE - 4.9%

Alterra Mountain Company
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/01/26(c)	1,959,191	1,976,334
Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 4.50%, 0.00% Floor), 4.65%, 07/21/25(c)	4,341,489	4,355,729
CCM Merger, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25(c)	1,000,000	1,000,830

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HOTEL, GAMING & LEISURE (continued)

Scientific Games International, Inc.
First Lien Term Loan B5, (1M LIBOR + 2.75%, 0.00% Floor), 2.90%, 08/14/24(c)	5,099,776	4,994,593

		12,327,486

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.5%

Advantage Sales & Marketing Inc.
First Lien Term Loan, (3M LIBOR + 5.25%, 0.75% Floor), 6.00%, 10/28/27(b)(c)	3,869,661	3,864,031
F & W Media, Inc.
First Lien Term Loan B1, (LIBOR + 6.50%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	357,651	—
First Lien Term Loan B2, (LIBOR + 10.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	—

		3,864,031

MEDIA: BROADCASTING & SUBSCRIPTION - 11.3%

Global Eagle Entertainment, Inc.
First Lien DIP Term Loan, (1M LIBOR + 10.00%, 1.25% Floor), 11.25%, 01/22/21(c)	1,005,679	993,108
First Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 0.00%, 01/06/23(c)(d)(g)(j)	6,431,835	4,823,876
Nexstar Broadcasting, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 2.90%, 09/18/26(c)	2,201,582	2,191,686
Univision Communications, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 03/15/24(c)	3,149,873	3,137,084
UPC Financing Partnership
First Lien Term Loan B1, (LIBOR + 3.50%, 0.00% Floor), 3.67%, 01/31/29(b)(c)	2,078,086	2,087,698
First Lien Term Loan B2, (LIBOR + 3.50%, 0.00% Floor), 3.68%, 01/31/29(b)(c)	2,078,086	2,087,697
Urban One, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/18/23(c)	1,338,994	1,250,286
Virgin Media Bristol, LLC
First Lien Term Loan, (LIBOR + 3.25%, 0.00% Floor), 3.25%, 01/31/29(b)(c)	2,688,608	2,692,318
WideOpenWest Finance, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 1.00% Floor), 4.25%, 08/18/23(c)	3,948,109	3,945,089

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.90%, 05/18/25(c)	5,642,553	5,231,098

		28,439,940

MEDIA: DIVERSIFIED & PRODUCTION - 1.5%

Learfield Communications, LLC
First Lien Initial Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23(c)	4,226,789	3,843,630

RETAIL - 6.7%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	196,013	27,442
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	868,743	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	1,063,663	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	35,263	4,937
EG America, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 4.25%, 02/07/25(c)	3,978,247	3,942,960
Petco Animal Supplies, Inc.
First Lien Term Loan B1, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 01/26/23(c)	7,077,950	6,796,814
PetSmart, Inc.
First Lien Term Loan B2, (6M LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22(c)	6,041,562	6,056,182

		16,828,335

SERVICES: BUSINESS - 19.8%

Alchemy Copyrights, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.75% Floor), 4.00%, 08/16/27(c)	3,849,411	3,878,282
Allied Universal Holdco, LLC
First Lien Term Loan, (1M LIBOR + 4.25%, 0.00% Floor), 4.40%, 07/10/26(c)	2,982,444	2,974,227
AQ Carver Buyer, Inc.
First Lien Term Loan, (6M LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/23/25(c)(d)	955,172	945,620
Camelot U.S. Acquisition 1 Co.
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26(c)	3,000,000	3,004,680

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)

CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 05/08/23(c)	629,837	621,177
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.50%, 08/08/23(c)(d)(f)	2,334,364	1,855,818
Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(c)	6,034,471	6,069,381
DG Investment Intermediate Holdings 2, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/03/25(c)	1,854,330	1,849,694
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 02/03/25(c)	3,947,071	3,915,001
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	4,771,729	4,295,678
Electro Rent Corp.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 01/31/24(c)	2,825,505	2,846,696
Ensemble RCM, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.00% Floor), 3.96%, 08/03/26(c)	2,722,895	2,723,236
Envision Healthcare Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.90%, 10/10/25(c)	4,070,806	3,413,900
Garda World Security Corp. (Canada)
First Lien Term Loan B, (3M LIBOR + 4.75%, 0.00% Floor), 4.99%, 10/30/26(c)(e)	5,353,721	5,368,444
GT Polaris, Inc.
First Lien Term Loan B, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27(c)	1,255,005	1,261,750
PointClickCare Technologies Inc. (Canada)
First Lien Term Loan, (LIBOR + 3.00%, 0.75% Floor), 3.75%, 12/16/27(b)(c)(e)	740,506	740,506
Refinitiv US Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.40%, 10/01/25(c)	3,095,416	3,094,782
Software Luxembourg Acquisition S.A.R.L. (Luxembourg)
First Lien First Out Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 8.50%, 12/27/24(c)(e)	270,138	276,891

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

First Lien Second Out Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/27/25(c)(e)	559,700	560,167

		49,695,930

SERVICES: CONSUMER - 1.0%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 08/25/24(c)	2,529,991	2,533,344

TELECOMMUNICATIONS - 13.7%

Consolidated Communications, Inc.
First Lien Term Loan B, (1M LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27(c)	1,016,110	1,022,634
Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.65%, 07/23/25(c)	3,593,636	3,507,174
Frontier Communications Corporation
First Lien Term Loan, (1M LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21(c)	2,255,556	2,272,484
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (6M LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22(c)(e)	3,405,262	3,483,583
First Lien Term Loan, 8.63%, 01/02/24(e)(g)(h)	4,984,426	5,079,678
First Lien Term Loan, (Prime + 6.50%, 1.00% Floor), 8.75%, 01/02/24(c)(e)(g)	5,444,878	5,543,566
First Lien Term Loan B, (Prime + 5.75%, 1.00% Floor), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,207,941
Radiate Holdco, LLC
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26(c)	4,733,191	4,747,225
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 5.50%, 1.00% Floor), 6.50%, 05/02/23(c)	4,784,808	4,336,232
Zacapa S.A.R.L. (Luxembourg)
First Lien Term Loan B, (6M LIBOR + 4.50%, 0.00% Floor), 4.77%, 07/02/25(c)(e)	3,142,789	3,141,815

		34,342,332

TRANSPORTATION: CONSUMER - 4.4%

Atlantic Aviation FBO, Inc.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.90%, 12/06/25(c)	3,329,498	3,329,498

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

TRANSPORTATION: CONSUMER (continued)

Delta Air Lines, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 04/29/23(b)(c)	2,992,481	3,044,850
First Lien Term Loan B, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27(b)(c)	2,803,490	2,913,877
Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 01/25/24(c)	1,962,255	1,741,501

		11,029,726

UTILITIES: ELECTRIC - 4.1%

Brookfield WEC Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 08/01/25(c)	4,422,339	4,417,607
PG&E Corporation
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25(c)	5,931,229	6,011,300

		10,428,907

WHOLESALE - 0.7%

LBM Acquisition, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(c)	1,716,377	1,718,522

Total Senior Loans (Cost $369,310,091)		364,569,248

Corporate Notes and Bonds - 2.7%

AEROSPACE & DEFENSE - 0.5%

Transdigm, Inc.
8.00%, 12/15/25(h)(i)	1,068,000	1,182,906

ENERGY: OIL & GAS - 1.0%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	2,635,000	2,009,187
10.50%, 05/15/27(h)(i)	553,000	443,783

		2,452,970

MEDIA: BROADCASTING & SUBSCRIPTION - 0.4%

CSC Holdings, LLC
5.38%, 02/01/28(h)(i)	1,000,000	1,070,000

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	18,879	—

	Principal Amount ($)	Value ($)

METALS & MINING (continued)

Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	639,000	—

		—

TELECOMMUNICATIONS - 0.8%

Frontier Communications Corporation
5.00%, 05/01/28(h)(i)	2,000,000	2,088,750

Total Corporate Notes and Bonds (Cost $7,240,253)		6,794,626

	Share Quantity	Value $
Common Stocks - 2.1%

AUTOMOTIVE - 0.0%

APC Parent, Inc.(d)(j)	241,972	153,280

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.4%

Medical Card System, Inc.(d)(j)	991,230	3,505,949

ENERGY: OIL & GAS - 0.1%

Ascent Resources, LLC(d)(j)	324,739	162,369
HGIM Corp.(d)(j)	9,820	3,683
RDV Resources, Inc.(d)(j)	28,252	—

		166,052

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	20,772
F & W Media, Inc.(d)(j)	9,511	—

		20,772

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	8,890,519	—

SERVICES: BUSINESS - 0.6%

Software Luxembourg Holding S.A. Class A (Luxembourg)(d)(e)(j)	8,359	1,421,030
Software Luxembourg Holding S.A. Class B (Luxembourg)(d)(e)(j)	239	51,385

		1,472,415

Total Common Stocks (Cost $3,248,683)		5,318,468

Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda) (3M LIBOR + 6.68%, 1.00% Floor), 7.68%(e)	37,863	973,079

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Share Quantity	Value $
Preferred Stocks (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK)(d)(f)(h)	2,717	136,991

Total Preferred Stocks (Cost $1,098,068)		1,110,070

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources, LLC(d)(j)	84,077	—

SERVICES: BUSINESS - 0.0%

CareStream Health, Inc.(d)(j)	47	25,104
Software Luxembourg Holding S.A. Class A (Luxembourg)(d)(e)(j)	351	2,854
Software Luxembourg Holding S.A. Class B (Luxembourg)(d)(e)(j)	702	8,396

		36,354

Total Warrants (Cost $51,026)		36,354

Total Investments - 150.2%
(Cost of $380,948,121)		377,828,766
Other Assets & Liabilities, Net - (2.1)%		(5,322,415)
Loan Outstanding - (48.1)%(k)(l)		(120,972,396)

Net Assets (Applicable to Common Shares) - 100.0%		251,533,955

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2020. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2020, the 1, 2, 3 and 6 month LIBOR rates were 0.14%, 0.19%, 0.24% and 0.26%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $6,794,626, or 2.70% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $27,604.

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2020

	Principal Amount ($)	Value ($)

Senior Loans - 99.4%(a)

AEROSPACE & DEFENSE - 3.8%

Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 4.65%, 05/01/25(c)	1,868,466	1,871,577
Kestrel Bidco, Inc. (Canada)
First Lien Term Loan B, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26(c)(e)	2,138,435	2,059,591
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 5.25%, 06/04/26(c)	3,145,169	2,742,194
Pae Holding Corporation
First Lien Term Loan B, (3M LIBOR + 4.50%, 0.75% Floor), 5.25%, 10/19/27(c)	2,202,550	2,214,257

		8,887,619

BANKING, FINANCE, INSURANCE & REAL ESTATE - 7.7%

AIS Holdco, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 5.21%, 08/15/25(c)(d)	2,097,222	1,981,875
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 3.39%, 05/09/25(c)	3,872,732	3,815,861
First Lien Term Loan B3, (1M LIBOR + 3.75%, 0.50% Floor), 4.25%, 11/05/27(c)	655,294	656,935
AssuredPartners, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27(c)	588,149	590,357
Asurion, LLC
First Lien Term Loan B6, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 11/03/23(c)	1,528,231	1,515,172
First Lien Term Loan B8, (1M LIBOR + 3.25%, 0.00% Floor), 3.40%, 12/23/26(c)	3,189,114	3,161,210
Second Lien Term Loan B2, (1M LIBOR + 6.50%, 0.00% Floor), 6.65%, 08/04/25(c)	745,499	752,768
Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 07/21/25(c)	2,538,839	2,505,517
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 09/03/26(c)	2,761,849	2,759,612
First Lien Term Loan B3, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26(c)	297,014	299,613

		18,038,920

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO - 4.0%

Froneri US, Inc. (United Kingdom)
Second Lien Term Loan, (1M LIBOR + 5.75%, 0.00% Floor), 5.90%, 01/31/28(c)(e)	1,559,322	1,578,813
IRB Holding Corporation
First Lien Term Loan B, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27(c)	4,250,639	4,263,263
Winebow Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/01/21(c)	3,808,063	3,513,890

		9,355,966

CAPITAL EQUIPMENT - 1.5%

Safe Fleet Holdings, LLC
First Lien Term Loan, (6M LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/03/25(c)	2,245,674	2,205,814
Second Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 02/02/26(c)	1,403,846	1,237,139

		3,442,953

CHEMICALS, PLASTICS, & RUBBER - 3.7%

Charter NEX US, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(c)	2,241,393	2,255,682

Polar US Borrower, LLC
First Lien Term Loan, (1M LIBOR + 4.75%, 0.00% Floor), 4.90%, 10/15/25(c)	1,979,798	1,952,576
Pretium PKG Holdings, Inc.
First Lien Term Loan, (6M LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/05/27(c)	1,808,239	1,810,500
Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 3.15%, 10/01/25(c)(e)	2,650,640	2,629,103

		8,647,861

CONSTRUCTION & BUILDING - 1.0%

Associated Asphalt Partners, LLC First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/05/24(c)	2,806,361	2,405,052

CONSUMER GOODS: DURABLE - 0.6%

Hayward Industries, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/04/26(c)	1,490,034	1,490,034

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

CONSUMER GOODS: NON-DURABLE - 0.2%

Coty, Inc.
First Lien Term Loan A, (1M LIBOR + 1.75%, 0.00% Floor), 1.90%, 04/05/23(c)	561,589	533,509

CONTAINERS, PACKAGING & GLASS - 3.7%

Anchor Glass Container Corp.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/07/23(c)	3,989,664	3,154,507
Graham Packaging Company, Inc.
First Lien Initial Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 08/04/27(c)	1,762,252	1,770,738
Strategic Materials Holding Corp.
First Lien Term Loan, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/01/24(c)	2,820,196	2,317,411
Trident TPI Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/17/24(c)	1,438,843	1,423,663

		8,666,319

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc.
First Lien Term Loan, (14.00% PIK), (1M LIBOR + 14.50%, 1.00% Floor), 15.50%, 03/29/24(c)(d)(f)	129,266	24,832

ENVIRONMENTAL INDUSTRIES - 0.6%

Trugreen Limited Partnership
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 11/02/27(c)	1,483,325	1,492,596

HEALTHCARE & PHARMACEUTICALS - 10.8%

BioClinica Holding I, LP
First Lien Initial Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/20/23(c)	2,106,239	2,104,933
Endo International PLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/29/24(c)	5,356,379	5,289,424
Hanger, Inc.
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 3.65%, 03/06/25(c)	2,308,544	2,310,703
Lanai Holdings III, Inc.
Second Lien Term Loan, (11.50% PIK), (3M LIBOR + 10.50%, 1.00% Floor), 11.50%, 08/28/23(c)(d)(f)	936,266	827,846
Maravai Intermediate Holdings LLC
First Lien Term Loan B, (3M LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(c)	2,941,528	2,974,620

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)

Milano Acquisition Corp.
First Lien Term Loan B, (3M LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27(c)	3,517,170	3,525,224
Pathway Vet Alliance, LLC
First Lien Delayed Draw Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 03/31/27(c)	159,409	159,588
First Lien Term Loan, (1M LIBOR + 4.00%, 0.00% Floor), 4.15%, 03/31/27(c)	1,952,992	1,955,190
PPD, Inc.
First Lien Term Loan B, (1M LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22(c)	2,971,142	2,973,564
Team Health Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24(c)	3,761,207	3,368,311

		25,489,403

HIGH TECH INDUSTRIES - 16.8%

Almonde, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/24(c)	2,991,857	2,938,258
Aspect Software, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.00%, 01/15/24(b)(c)	2,764,016	2,676,494
Delta Topco, Inc.
First Lien Term Loan, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/01/27(c)	3,800,712	3,806,261
E2open, LLC
First Lien Term Loan, (LIBOR + 3.50%, 0.50% Floor), 4.00%, 10/29/27(b)(c)	2,567,442	2,565,850
Electronics for Imaging, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 0.00% Floor), 5.15%, 07/23/26(c)	2,319,531	1,994,066
Flexera Software, LLC
First Lien Incremental Term Loan, (LIBOR + 3.75%, 0.75% Floor), 4.50%, 01/26/28(c)	710,875	711,764
First Lien Term Loan B, (LIBOR + 3.25%, 1.00% Floor), 4.25%, 02/26/25(c)	2,283,255	2,285,698
Greeneden U.S. Holdings II, LLC
First Lien Term Loan, (1M LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27(c)	3,892,272	3,906,265
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/12/26(c)	3,370,227	3,378,652
ION Trading Technologies S.A.R.L (United Kingdom)
First Lien Term Loan, (6M LIBOR + 4.00%, 1.00% Floor), 5.00%, 11/21/24(c)(e)	2,062,286	2,061,554

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

Ivanti Software, Inc.
First Lien Term Loan B, (1M LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/01/27(c)	5,921,164	5,917,464
Riverbed Technology, Inc.
First Lien Term Loan, (1M LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/31/25(c)	3,512,080	3,515,013
Second Lien Term Loan, (4.50% PIK), (1M LIBOR + 11.00%, 1.00% Floor), 12.00%, 12/31/26(c)(f)	4,658,031	3,749,714

		39,507,053

HOTEL, GAMING & LEISURE - 3.1%

Alterra Mountain Company
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/01/26(c)	1,959,191	1,976,334
Caesars Resort Collection, LLC
First Lien Term Loan B1, (1M LIBOR + 4.50%, 0.00% Floor), 4.65%, 07/21/25(c)	3,252,535	3,263,203
CCM Merger, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25(c)	1,000,000	1,000,830
Scientific Games International, Inc.
First Lien Term Loan B5, (1M LIBOR + 2.75%, 0.00% Floor), 2.90%, 08/14/24(c)	1,112,608	1,089,660

		7,330,027

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.8%

Advantage Sales & Marketing Inc.
First Lien Term Loan, (3M LIBOR + 5.25%, 0.75% Floor), 6.00%, 10/28/27(c)	1,934,832	1,932,017
F & W Media, Inc.
First Lien Term Loan B1, (LIBOR + 6.50%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	357,651	–
First Lien Term Loan B2, (LIBOR + 10.00%, 1.50% Floor), 0.00%, 05/24/22(c)(d)(g)(j)	1,076,345	–

		1,932,017

MEDIA: BROADCASTING & SUBSCRIPTION - 6.6%

Global Eagle Entertainment, Inc.
First Lien DIP Term Loan, (1M LIBOR + 10.00%, 1.25% Floor), 11.25%, 01/22/21(c)	951,789	939,892
First Lien Term Loan, (LIBOR + 7.50%, 1.00% Floor), 0.00%, 01/06/23(c)(d)(g)(j)	6,087,185	4,565,389
Urban One, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/18/23(c)	1,317,939	1,230,626

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

Virgin Media Bristol, LLC
First Lien Term Loan, (LIBOR + 3.25%, 0.00% Floor), 3.25%, 01/31/29(b)(c)	1,792,405	1,794,878
WideOpenWest Finance, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 1.00% Floor), 4.25%, 08/18/23(c)	2,084,290	2,082,695
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 2.90%, 05/18/25(c)	5,173,558	4,796,302

		15,409,782

MEDIA: DIVERSIFIED & PRODUCTION - 0.5%

Learfield Communications, LLC First Lien Initial Term Loan, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23(c)	1,421,092	1,292,270

RETAIL - 5.5%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 0.00%, 05/28/22(d)(g)(h)(j)	59,069	8,270
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	261,799	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 0.00%, 04/24/23(c)(d)(g)(j)	320,539	—
First Lien Vendor Term Loan, 0.00%, 05/15/20(d)(g)(h)(j)	10,627	1,488
EG America, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 4.25%, 02/07/25(c)	932,087	923,820
Petco Animal Supplies, Inc.
First Lien Term Loan B1, (3M LIBOR + 3.25%, 1.00% Floor), 4.25%, 01/26/23(c)	7,000,125	6,722,080
PetSmart, Inc.
First Lien Term Loan B2, (6M LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22(c)	5,203,568	5,216,160

		12,871,818

SERVICES: BUSINESS - 8.9%

AQ Carver Buyer, Inc.
First Lien Term Loan, (6M LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/23/25(c)(d)	955,172	945,620
CareStream Health, Inc.
First Lien Term Loan, (6M LIBOR + 6.75%, 1.00% Floor), 7.75%, 05/08/23(c)	303,834	299,657
Second Lien Term Loan, (8.00% PIK), (6M LIBOR + 12.50%, 1.00% Floor), 13.50%, 08/08/23(c)(d)(f)	1,089,252	865,955

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)

Deerfield Dakota Holding, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(c)	1,290,079	1,297,543
DG Investment Intermediate Holdings 2, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/03/25(c)	1,236,220	1,233,130
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 3.75%, 02/03/25(c)	2,952,297	2,928,309
DTI Holdco, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(c)	2,877,364	2,590,303
Envision Healthcare Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 3.90%, 10/10/25(c)	4,070,783	3,413,881
Garda World Security Corp. (Canada)
First Lien Term Loan B, (3M LIBOR + 4.75%, 0.00% Floor), 4.99%, 10/30/26(c)(e)	3,473,773	3,483,325
GT Polaris, Inc.
First Lien Term Loan B, (3M LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27(c)	1,255,005	1,261,750
PointClickCare Technologies Inc. (Canada)
First Lien Term Loan B, (LIBOR + 3.00%, 0.75% Floor), 3.75%, 12/16/27(c)(e)	740,506	740,506
Refinitiv US Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 3.40%, 10/01/25(c)	997,455	997,251
Software Luxembourg Acquisition S.A.R.L. (Luxembourg)
First Lien First Out Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 8.50%, 12/27/24(c)(e)	270,138	276,892
First Lien Second Out Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/27/25(c)(e)	559,700	560,167

		20,894,289

SERVICES: CONSUMER - 0.5%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 4.75%, 08/25/24(c)	1,230,916	1,232,547

TELECOMMUNICATIONS - 13.7%

Consolidated Communications, Inc.
First Lien Term Loan B, (1M LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27(c)	1,016,110	1,022,634

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS (continued)

Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 3.65%, 07/23/25(c)	3,593,636	3,507,174
Frontier Communications Corporation
First Lien Term Loan, (1M LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21(c)	2,255,556	2,272,484
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien DIP Term Loan, (6M LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22(c)(e)	3,511,365	3,592,126
First Lien Term Loan, 8.63%, 01/02/24(e)(g)(h)	5,056,202	5,152,825
First Lien Term Loan, (Prime + 6.50%, 1.00% Floor), 8.75%, 01/02/24(c)(e)(g)	5,735,607	5,839,565
First Lien Term Loan B, (Prime + 5.75%, 1.00% Floor), 8.00%, 11/27/23(c)(e)(g)	1,188,001	1,207,941
Radiate Holdco, LLC
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26(c)	3,155,460	3,164,816
U.S. TelePacific Corp.
First Lien Term Loan B, (6M LIBOR + 5.50%, 1.00% Floor), 6.50%, 05/02/23(c)	4,784,808	4,336,232
Zacapa S.A.R.L. (Luxembourg)
First Lien Term Loan B, (6M LIBOR + 4.50%, 0.00% Floor), 4.77%, 07/02/25(c)(e)	2,172,558	2,171,885

		32,267,682

TRANSPORTATION: CONSUMER - 2.1%

Delta Air Lines, Inc.
First Lien Term Loan B, (3M LIBOR + 4.75%, 1.00% Floor), 5.75%, 04/29/23(b)(c)	1,994,987	2,029,900
First Lien Term Loan B, (3M LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27(b)(c)	2,803,490	2,913,877

		4,943,777

UTILITIES: ELECTRIC - 2.6%

PG&E Corporation
First Lien Term Loan, (1M LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25(c)	5,931,229	6,011,300

WHOLESALE - 0.7%

LBM Acquisition, LLC
First Lien Term Loan B, (3M LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27(c)	1,716,377	1,718,522

Total Senior Loans (Cost $238,384,277)		233,886,148

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds - 38.0%

AEROSPACE & DEFENSE - 1.9%

Transdigm, Inc.
8.00%, 12/15/25(h)(i)	1,068,000	1,182,906
6.25%, 03/15/26(h)(i)	3,000,000	3,198,765

		4,381,671

AUTOMOTIVE - 0.4%

Meritor, Inc.
4.50%, 12/15/28(h)(i)	1,000,000	1,026,875

BEVERAGE, FOOD & TOBACCO - 3.8%

JBS, S.A.
6.75%, 02/15/28(h)(i)	1,000,000	1,124,770
6.50%, 04/15/29(h)(i)	2,847,000	3,321,310
5.50%, 01/15/30(h)(i)	2,000,000	2,300,520
Restaurant Brands International, Inc. (Canada)
5.75%, 04/15/25(e)(h)(i)	2,000,000	2,143,140

		8,889,740

CAPITAL EQUIPMENT - 1.8%

ATS Automation Tooling Systems, Inc. (Canada)
4.13%, 12/15/28(e)(h)(i)	2,000,000	2,040,000
Clark Equipment Company (Republic of Korea)
5.88%, 06/01/25(e)(h)(i)	2,000,000	2,116,250

		4,156,250

CHEMICALS, PLASTICS, & RUBBER - 0.9%

W.R. Grace & Co.
4.88%, 06/15/27(h)(i)	2,000,000	2,123,540

CONSTRUCTION & BUILDING - 1.4%

Forterra, Inc.
6.50%, 07/15/25(h)(i)	1,000,000	1,076,875
Standard Industries Inc.
4.38%, 07/15/30(h)(i)	2,000,000	2,142,530

		3,219,405

CONSUMER GOODS: NON-DURABLE - 0.6%

Prestige Brands, Inc.
5.13%, 01/15/28(h)(i)	1,429,000	1,526,351

CONTAINERS, PACKAGING & GLASS - 0.9%

Ardagh Packaging Finance PLC
5.25%, 04/30/25(h)(i)	2,000,000	2,112,690

ENERGY: OIL & GAS - 1.0%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26(h)(i)	2,635,000	2,009,187
10.50%, 05/15/27(h)(i)	553,000	443,783

		2,452,970

	Principal Amount ($)	Value ($)

ENVIRONMENTAL INDUSTRIES - 0.8%

GFL Environmental, Inc. (Canada)
5.13%, 12/15/26(e)(h)(i)	1,731,000	1,843,688

HEALTHCARE & PHARMACEUTICALS - 7.0%

AdaptHealth, LLC
4.63%, 08/01/29(h)(i)	2,000,000	2,057,500
Bausch Health Companies, Inc.
7.00%, 01/15/28(h)(i)	2,000,000	2,201,780
6.25%, 02/15/29(h)(i)	2,000,000	2,175,380
5.00%, 02/15/29(h)(i)	1,000,000	1,030,075
5.25%, 02/15/31(h)(i)	3,000,000	3,139,785
DaVita, Inc.
4.63%, 06/01/30(h)(i)	2,000,000	2,121,250
PPD, Inc.
5.00%, 06/15/28(h)(i)	2,000,000	2,137,500
RP Escrow Issuer, LLC
5.25%, 12/15/25(h)(i)	1,463,000	1,532,010

		16,395,280

HIGH TECH INDUSTRIES - 1.8%

BY Crown Parent, LLC
4.25%, 01/31/26(h)(i)	2,000,000	2,052,500
SS&C Technologies, Inc.
5.50%, 09/30/27(h)(i)	2,000,000	2,138,540

		4,191,040

HOTEL, GAMING & LEISURE - 0.9%

Churchill Downs, Inc.
5.50%, 04/01/27(h)(i)	2,000,000	2,122,130

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 1.8%

Advantage Sales & Marketing Inc.
6.50%, 11/15/28(h)(i)	2,121,000	2,246,934
Outfront Media Capital, LLC
5.00%, 08/15/27(h)(i)	2,000,000	2,038,380

		4,285,314

MEDIA: BROADCASTING & SUBSCRIPTION - 5.4%

Charter Communications, Inc.
4.50%, 08/15/30(h)(i)	2,286,000	2,428,886
CSC Holdings, LLC
4.13%, 12/01/30(h)(i)	2,000,000	2,093,200
4.63%, 12/01/30(h)(i)	1,000,000	1,045,135
Nexstar Escrow Corp.
5.63%, 07/15/27(h)(i)	2,000,000	2,145,630
Virgin Media Secured Finance PLC (United Kingdom)
4.50%, 08/15/30(e)(h)(i)	3,987,000	4,170,402
Ziggo B.V. (Netherlands)
4.88%, 01/15/30(e)(h)(i)	750,000	789,844

		12,673,097

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19(d)(g)(j)	86,775	—

See accompanying Notes to Financial Statements.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

METALS & MINING (continued)

Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18(d)(g)(h)(i)(j)	2,937,000	—

		—

TELECOMMUNICATIONS - 4.9%

CenturyLink, Inc.
4.00%, 02/15/27(h)(i)	3,000,000	3,101,610
4.25%, 07/01/28(h)(i)	3,000,000	3,085,500
Frontier Communications Corporation
5.00%, 05/01/28(h)(i)	3,000,000	3,133,125
Radiate Holdco, LLC
4.50%, 09/15/26(h)(i)	2,000,000	2,067,500

		11,387,735

TRANSPORTATION: CONSUMER - 1.8%

United Airlines Holdings, Inc.
5.88%, 10/15/27(h)	4,000,000	4,332,866

WHOLESALE - 0.9%

LBM Acquisition, LLC
6.25%, 01/15/29(h)(i)	2,000,000	2,084,410

Total Corporate Notes and Bonds (Cost $85,205,526)		89,205,052

Structured Products - 9.3%(m)

Anchorage Capital CLO, Ltd. (Cayman Islands)
2015-6A, Class ER, 6.59%, 07/15/30(e)(i)(n)	4,400,000	4,342,540
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E, 7.39%, 04/15/31(e)(i)(n)	4,000,000	3,613,280
OZLM, Ltd. (Cayman Islands)
2014-8A, Class DRR, 6.30%, 10/17/29(d)(e)(i)(n)	2,500,000	2,329,420
Pikes Peak CLO, Ltd. (Cayman Islands)
2018-1A, Class E, 6.26%, 07/24/31(e)(i)(n)	500,000	481,429
Shackleton CLO, Ltd. (Cayman Islands)
2015-8A, Class F, 7.07%, 10/20/27(e)(i)(n)	3,300,000	2,496,262
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER, 8.19%, 10/20/30(e)(i)(n)	5,000,000	4,750,175
2017-1A, Class E, 7.51%, 01/24/30(e)(i)(n)	4,000,000	3,750,712

Total Structured Products (Cost $23,078,816)		21,763,818

	Share Quantity	Value $

Common Stocks - 2.1%

AUTOMOTIVE - 0.1%

APC Parent, Inc.(d)(j)	241,972	153,280

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.4%

Medical Card System, Inc.(d)(j)	914,981	3,236,259

ENERGY: OIL & GAS - 0.0%

Ascent Resources, LLC(d)(j)	165,654	82,827
HGIM Corp.(d)(j)	1,463	549
RDV Resources, Inc.(d)(j)	7,743	—

		83,376

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(j)	3,133	20,772
F & W Media, Inc.(d)(j)	9,511	—

		20,772

RETAIL - 0.0%

Charming Charlie, LLC(d)(j)	2,679,190	—

SERVICES: BUSINESS - 0.6%

Software Luxembourg Holding S.A. Class A (Luxembourg)(d)(e)(j)	8,359	1,421,030
Software Luxembourg Holding S.A. Class B (Luxembourg)(d)(e)(j)	239	51,385

		1,472,415

Total Common Stocks (Cost $1,945,386)		4,966,102

Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda) (LIBOR + 6.68%, 1.00% Floor), 7.68%(e)	37,863	973,079

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK)(d)(f)(h)	2,717	136,991

Total Preferred Stocks (Cost $1,098,068)		1,110,070

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%
Ascent Resources, LLC(d)(j)	42,889	—

SERVICES: BUSINESS - 0.0%
CareStream Health, Inc.(d)(j)	22	11,714
Software Luxembourg Holding S.A. Class A (Luxembourg)(d)(e)(j)	351	2,853

20  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2020

	Share Quantity	Value $

Warrants (continued)

SERVICES: BUSINESS (continued)
Software Luxembourg Holding S.A. Class B (Luxembourg)(d)(e)(j)	702	8,396

		22,963

Total Warrants (Cost $46,907)		22,963

Total Investments - 149.2%		350,954,153
(Cost of $349,758,980)
Other Assets & Liabilities, Net - (2.5)%		(5,855,634)
Loan Outstanding - (46.7)%(k)(l)		(109,820,188)

Net Assets (Applicable to Common Shares) - 100.0%		235,278,331

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2020. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2020, the 1, 2, 3 and 6 month LIBOR rates were 0.14%, 0.19%, 0.24% and 0.26%, respectively, and the Prime lending rate was 3.25%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2020, these securities amounted to $106,636,004, or 45.32% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $110,000,000 less unamortized deferred financing costs of $179,812.
(m)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2020.

See accompanying Notes to Financial Statements.  |  21

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2020

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $380,948,121 and $349,758,980, respectively)	$377,828,766	$350,954,153
Cash and cash equivalents	5,071,877	3,137,305
Interest receivable	831,115	1,979,784
Receivable for investment securities sold	12,920,573	7,601,665
Unrealized appreciation on unfunded loan commitments (Note 9)	4,291	4,291
Prepaid expenses	127,079	127,079

Total assets	$396,783,701	$363,804,277

Liabilities:

Borrowings under credit facility (principal $121,000,000 and $110,000,000, respectively, less unamortized deferred financing costs of $27,604 and $179,812, respectively) (Note 8)	$120,972,396	$109,820,188
Payable for investment securities purchased	22,258,438	16,738,624
Interest payable	3,430	3,118
Distributions payable to common shareholders	1,541,733	1,475,331
Investment advisory fee payable	315,508	291,891
Other payables and accrued expenses	158,241	196,794

Total liabilities	$145,249,746	$128,525,946

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$251,533,955	$235,278,331

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,608,015	$275,624,471
Total accumulated loss	(45,074,060)	(40,346,140)

Net Assets (Applicable to Common Shareholders)	$251,533,955	$235,278,331

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$16.15	$16.27

22  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year Ended December 31, 2020

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$22,640,967	$21,722,022
Dividends	76,056	76,056

Total investment income	22,717,023	21,798,078

Expenses:

Investment advisory fee (Note 3)	3,637,691	3,331,651
Interest and commitment fee expense (Note 8)	1,937,868	1,772,557
Professional fees	237,447	233,911
Administrative services of the Adviser (Note 3)	719,958	720,121
Fund administration and accounting services (Note 3)	201,028	190,139
Insurance expense	293,582	293,582
Amortization of deferred financing costs (Note 8)	170,413	162,308
Board of Directors fees (Note 3)	154,665	154,665
Other operating expenses	120,704	122,505

Total expenses	7,473,356	6,981,439
Expense reimbursement waived by the Adviser (Note 3)	—	—

Net expenses	7,473,356	6,981,439

Net Investment Income	15,243,667	14,816,639

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(16,813,877)	(14,550,431)
Net change in unrealized appreciation on investments and unfunded loan commitments (Note 9)	5,166,187	6,636,493

Net realized and unrealized loss on investments	(11,647,690)	(7,913,938)

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$3,595,977	$6,902,701

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$15,243,667	$18,910,317
Net realized loss on investments	(16,813,877)	(3,212,968)
Net change in unrealized appreciation on investments and unfunded loan commitments	5,166,187	12,370,286

Net increase in net assets from operations	3,595,977	28,067,635

Distributions to Common Shareholders

Total distributions to common shareholders	(15,868,950)	(18,687,673)

Total increase/(decrease) in net assets	$(12,272,973)	$9,379,962

Net Assets Applicable to Common Shares

Beginning of year	263,806,928	254,426,966

End of year	$251,533,955	$263,806,928

24  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$14,816,639	$18,097,636
Net realized loss on investments	(14,550,431)	(2,074,997)
Net change in unrealized appreciation on investments and unfunded loan commitments	6,636,493	13,231,677

Net increase in net assets from operations	6,902,701	29,254,316

Distributions to Common Shareholders

Total distributions to common shareholders	(15,375,260)	(17,935,392)

Total increase/(decrease) in net assets	$(8,472,559)	$11,318,924

Net Assets Applicable to Common Shares

Beginning of year	243,750,890	232,431,966

End of year	$235,278,331	$243,750,890

See accompanying Notes to Financial Statements.  |  25

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2020

Cash Flows from Operating Activities:

Net increase in net assets from operations	$3,595,977

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by
Operating Activities:
Net realized loss on investments	16,813,877
Net change in unrealized appreciation on investments and unfunded loan commitments	(5,166,187)
Net amortization/(accretion) of premium/(discount)	(2,706,306)
Purchase of investment securities	(357,106,915)
Proceeds from disposition of investment securities and principal paydowns	369,465,207
Payment-in-kind interest	(468,711)
Amortization of deferred financing costs	170,413
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	1,009,489
Increase in prepaid expenses	(28,321)
Decrease in interest payable	(130,933)
Decrease in investment advisory fee payable	(26,678)
Increase in other payables and accrued expenses	18,098

Net cash flows provided by operating activities	25,439,010

Cash Flows from Financing Activities:
Repayment of credit facility	(20,000,000)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(14,387,366)

Net cash flows used in financing activities	(34,387,366)

Net Decrease in Cash and Cash Equivalents	(8,948,356)

Cash and cash equivalents, beginning of year	14,020,233

Cash and cash equivalents, end of year	$5,071,877

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$2,068,801

26  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2020

Cash Flows from Operating Activities:

Net increase in net assets from operations	$6,902,701

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	14,550,431
Net change in unrealized appreciation on investments and unfunded loan commitments	(6,636,493)
Net amortization/(accretion) of premium/(discount)	(2,056,910)
Purchase of investment securities	(335,502,371)
Proceeds from disposition of investment securities and principal paydowns	351,025,837
Payment-in-kind interest	(361,100)
Amortization of deferred financing costs	162,308
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	964,798
Increase in prepaid expenses	(28,321)
Decrease in interest payable	(77,574)
Decrease in investment advisory fee payable	(20,046)
Increase in other payables and accrued expenses	47,017

Net cash flows provided by operating activities	28,970,277

Cash Flows from Financing Activities:
Deferred financing cost	(288,169)
Repayment of credit facility	(16,500,000)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(13,943,335)

Net cash flows used in financing activities	(30,731,504)

Net Decrease in Cash and Cash Equivalents	(1,761,227)

Cash and cash equivalents, beginning of year	4,898,532

Cash and cash equivalents, end of year	$3,137,305

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$1,850,131

See accompanying Notes to Financial Statements.  |  27

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$16.94	$16.34	$17.86	$18.07	$16.92

Income from Investment Operations:
Net investment income(a)	0.98	1.21	1.25	1.13	1.24
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.75)	0.59	(1.51)	(0.18)	1.15

Total from investment operations	0.23	1.80	(0.26)	0.95	2.39

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.02)	(1.20)	(1.26)	(1.16)	(1.24)

Total distributions paid to Common Shareholders	(1.02)	(1.20)	(1.26)	(1.16)	(1.24)

Net Asset Value, End of Year	$16.15	$16.94	$16.34	$17.86	$18.07
Market Value, End of Year	$14.40	$15.14	$14.39	$16.22	$17.40
Total return based on net asset value(b)	2.99%	12.35%	(0.98)%	5.80%	15.33%
Total return based on market value(b)	2.75%	14.02%	(3.98)%	(0.22)%	24.03%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.12%	4.01%	3.84%	3.33%	3.21%
Ratio of net expenses to average net assets	3.12%	4.01%	3.84%	3.33%	3.21%
Ratio of net investment income to average net assets	6.37%	7.23%	7.10%	6.24%	7.11%
Supplemental Data:
Portfolio turnover rate	93.6%	101.2%	122.4%	102.2%	109.5%
Net assets at end of year (000’s)	$251,534	$263,807	$254,427	$278,070	$281,328
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000	$141,000	$141,000	$141,000	$141,000
Asset coverage per $1,000 of loan outstanding(c)	$3,079	$2,871	$2,804	$2,972	$2,995

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

28  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$16.85	$16.07	$17.44	$17.18	$15.97

Income from Investment Operations:
Net investment income(a)	1.02	1.25	1.33	1.27	1.50
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	(0.54)	0.77	(1.38)	0.28	1.23

Total from investment operations	0.48	2.02	(0.05)	1.55	2.73

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.06)	(1.24)	(1.32)	(1.29)	(1.52)

Total distributions paid to Common Shareholders	(1.06)	(1.24)	(1.32)	(1.29)	(1.52)

Net Asset Value, End of Year	$16.27	$16.85	$16.07	$17.44	$17.18
Market Value, End of Year	$14.48	$15.10	$13.77	$15.75	$15.43
Total return based on net asset value(b)	4.71%	13.97%	0.47%	9.87%	19.34%
Total return based on market value(b)	3.99%	19.20%	(4.67)%	10.47%	23.24%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.16%	4.03%	3.85%	3.53%	3.36%
Ratio of net expenses to average net assets	3.16%	4.03%	3.85%	3.53%	3.36%
Ratio of net investment income to average net assets	6.72%	7.53%	7.65%	7.27%	9.20%
Supplemental Data:
Portfolio turnover rate	96.4%	112.3%	130.9%	111.8%	111.6%
Net assets at end of year (000’s)	$235,278	$243,751	$232,432	$252,265	$248,424
Senior Securities:
Principal loan outstanding (in 000’s)	$110,000	$126,500	$126,500	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(c)	$3,139	$2,927	$2,837	$2,828	$2,800

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2020

Note 1. Organization and Operation

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require

30  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

The valuation techniques used by the Funds to measure fair value at December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2020 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Cash and Cash Equivalents	$5,071,877	$5,071,877	$—	$—
Senior Loans	364,569,248	—	350,833,392	13,735,856
Corporate Notes and Bonds	6,794,626	—	6,794,626	—
Common Stocks	5,318,468	—	—	5,318,468
Preferred Stocks	1,110,070	—	973,079	136,991
Warrants	36,354	—	—	36,354
Unrealized appreciation on Unfunded Loan Commitments	4,291	—	4,291	—

Total Assets	$382,904,934	$5,071,877	$358,605,388	$19,227,669

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2020:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stock	Warrants

Total Fair Value, beginning of year	$8,806,870	$6,969,076	$—	$1,664,855	$170,417	$2,522
Purchases, including capitalized PIK	6,725,516	3,377,007	—	3,305,891	—	42,618
Sales/Paydowns	(6,973,085)	(3,964,546)	—	(3,008,539)	—	—
Accretion/(amortization) of discounts/ (premiums)	45,388	45,388	—	—	—	—
Net realized gain/(loss)	672,419	(210,828)	(8,060)	891,307	—	—
Change in net unrealized appreciation/ (depreciation)	2,193,642	(74,790)	8,060	2,302,584	(33,426)	(8,786)
Transfers into Level 3	8,823,938	8,661,568	—	162,370	—	—
Transfers out of Level 3	(1,067,019)	(1,067,019)	—	—	—	—

Total Fair Value, end of year	$19,227,669	$13,735,856	$—	$5,318,468	$136,991	$36,354

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2020 was $2,110,698.

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2020:

Apollo Senior Floating Rate Fund Inc.

Assets	Fair Value at December 31, 2020	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)
Senior Loans	$6,105,324	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	32,379	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	4,823,876	Recoverability(b)	Estimated Proceeds(b)	$440.1m	$440.1m

	1,855,820	Discounted Cash Flow(c)	Discount Rate(c)	27.0%	27.0%

	827,846	Discounted Cash Flow(c)	Discount Rate(c)	21.0%	21.0%

	90,611	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	1.5x - 2.0x	1.8x

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Common Stocks	20,772	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.0x	5.0x

	162,369	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.0x - 5.5x	5.25x

	—	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	3,505,949	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	2.8x	2.8x

	—	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	1.5x - 2.0x	1.8x

	153,280	Recoverability(b)	Estimated Proceeds(b)	$0.63	$0.63

	3,683	Recoverability(b)	Estimated Proceeds(b)	$0.38	$0.38

	1,472,415	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Preferred Stock	136,991	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.0x	5.0x

Warrants	—	Option Model(e)	Volatility(e)	60.0%	60.0%

	25,104	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	4.0x - 5.0x	4.5x

	11,250	Option Model(e)	Volatility(e)	55.0%	55.0%

Total Fair Value	$19,227,669

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized an options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

Apollo Tactical Income Fund Inc.

	Total Fair Value at December 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$3,137,305	$3,137,305	$—	$—
Senior Loans	233,886,148	—	224,664,873	9,221,275
Corporate Notes and Bonds	89,205,052	—	89,205,052	—
Structured Products	21,763,818	—	19,434,398	2,329,420
Common Stocks	4,966,102	—	—	4,966,102
Preferred Stocks	1,110,070	—	973,079	136,991
Warrants	22,963	—	—	22,963
Unrealized appreciation on Unfunded Loan Commitments	4,291	—	4,291	—

Total Assets	$354,095,749	$3,137,305	$334,281,693	$16,676,751

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2020:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Structured Products	Common Stocks	Preferred Stock	Warrants

Total Fair Value, beginning of year	$7,122,713	$5,489,236	$—	$—	$1,461,773	$170,417	$1,287
Purchases, including capitalized PIK	3,463,067	114,557	—	—	3,305,892	—	42,618
Sales/Paydowns	(6,110,233)	(3,101,694)	—	—	(3,008,539)	—	—
Accretion/(amortization) of discounts/ (premiums)	30,304	30,304	—	—	—	—	—
Net realized gain/(loss)	677,539	(176,719)	(37,049)	—	891,307	—	—
Change in net unrealized appreciation/ (depreciation)	2,201,405	(14,118)	37,049	—	2,232,842	(33,426)	(20,942)
Transfers into Level 3	9,825,466	7,413,219	—	2,329,420	82,827	—	—
Transfers out of Level 3	(533,510)	(533,510)	—	—	—	—	—

Total Fair Value, end of year	$16,676,751	$9,221,275	$—	$2,329,420	$4,966,102	$136,991	$22,963

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2020 was $2,111,626.

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2020:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at December 31, 2020	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$2,927,495	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	9,758	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	4,565,389	Recoverability(b)	Estimated Proceeds(b)	$440.1m	$440.1m

	865,955	Discounted Cash Flow(c)	Discount Rate(c)	27.0%	27.0%

	827,846	Discounted Cash Flow(c)	Discount Rate (c)	21.0%	21.0%

	24,832	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	1.5x - 2.0x	1.8x

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Structured Products	2,329,420	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Common Stocks	20,772	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.0x	5.0x

	82,827	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.0x - 5.5x	5.25x

	—	Recoverability(b)	Estimated Proceeds(b)	$843k	$843k

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	3,236,259	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	2.8x	2.8x

	—	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	1.5x - 2.0x	1.8x

	153,280	Recoverability(b)	Estimated Proceeds(b)	$0.63	$0.63

	1,472,415	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	549	Recoverability(b)	Estimated Proceeds(b)	$0.38	$0.38

Preferred Stock	136,991	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	5.0x	5.0x

Warrants	—	Option Model(e)	Volatility(e)	60.0%	60.0%

	11,714	Guideline Public Company(d)	TEV | EBITDA Multiple(d)	4.0x - 5.0x	4.5x

	11,249	Option Model(e)	Volatility(e)	55.0%	55.0%

Total Fair Value	$16,676,751

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(e)

The Fund utilized an options pricing model to fair value this security. The significant unobservable input used in the valuation model was volatility. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31, 2020, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2020, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2020 related to the 2019 tax year. No federal income tax provision or excise tax provision is required for the year ended December 31, 2020.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2017 to 2020. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2017 to 2020.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2020, the Adviser earned fees of $3,637,691 and $3,331,651 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2020, the Adviser provided services under these agreements totaling $719,958 and $720,121 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $67,000 and $67,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the year ended December 31, 2020.

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $201,028 and $190,139 for AFT and AIF, respectively, for the year ended December 31, 2020, which are included in fund administration and accounting services in the Statements of Operations.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $23,000 per Fund, plus $2,000 for each in-person Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the year ended December 31, 2020 is $154,665 and $154,665 of expenses related to the Board for each of AFT and AIF, respectively.

Note 4. Investment Transactions

For the year ended December 31, 2020, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$344,962,199	$360,292,371
Apollo Tactical Income Fund Inc.	325,030,541	337,462,729

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended December 31, 2020, the Funds did not engage in any Cross-Trade activities.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LIBOR

A Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by the Fund. The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by a Fund, higher rates required to be paid by a Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	15,573,061	$296,608,448	15,573,061	$296,608,448
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	(433)	—	—

Common shares outstanding, end of the year	15,573,061	$296,608,015	15,573,061	$296,608,448

Apollo Tactical Income Fund Inc.

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	14,464,026	$275,624,904	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	(433)	—	—

Common shares outstanding, end of the year	14,464,026	$275,624,471	14,464,026	$275,624,904

Dividends declared on common shares with a record date of January 1, 2020 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 6, 2020	January 16, 2020	January 17, 2020	January 31, 2020	$0.096	$1,495,014	$1,495,014	—
January 31, 2020	February 13, 2020	February 14, 2020	February 28, 2020	$0.096	$1,495,014	$1,495,014	—
March 4, 2020	March 17, 2020	March 18, 2020	March 31, 2020	$0.093	$1,448,295	$1,448,295	—
April 7, 2020	April 16, 2020	April 17, 2020	April 30, 2020	$0.084	$1,308,137	$1,308,137	—
May 4, 2020	May 14, 2020	May 15, 2020	May 29, 2020	$0.077	$1,199,126	$1,199,126	—
June 4, 2020	June 16, 2020	June 17, 2020	June 30, 2020	$0.066	$1,027,822	$1,027,822	—
July 8, 2020	July 17, 2020	July 20, 2020	July 31, 2020	$0.066	$1,027,822	$1,027,822	—
August 6, 2020	August 17, 2020	August 18, 2020	August 31, 2020	$0.066	$1,027,822	$1,027,822	—
September 4, 2020	September 16, 2020	September 17, 2020	September 30, 2020	$0.066	$1,027,822	$1,027,822	—
October 9, 2020	October 16, 2020	October 19, 2020	October 30, 2020	$0.068	$1,058,968	$1,058,968	—
November 5, 2020	November 13, 2020	November 16, 2020	November 30, 2020	$0.068	$1,058,968	$1,058,968	—
December 7, 2020	December 16, 2020	December 17, 2020	December 31, 2020	$0.074	$1,152,407	$1,152,407	—
December 21, 2020	December 30, 2020	December 31, 2020	January 14, 2021	$0.099	$1,541,733	$1,541,733	—
January 4, 2021*	January 14, 2021	January 15, 2021	January 29, 2021	$0.074	$1,152,407	$1,152,407	—
February 2, 2021*	February 11, 2021	February 12, 2021	February 26, 2021	$0.074
* Declared subsequent to December 31, 2020

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

January 6, 2020	January 16, 2020	January 17, 2020	January 31, 2020	$0.100	$1,446,402	$1,446,402	—
January 31, 2020	February 13, 2020	February 14, 2020	February 28, 2020	$0.100	$1,446,402	$1,446,402	—
March 4, 2020	March 17, 2020	March 18, 2020	March 31, 2020	$0.097	$1,403,011	$1,403,011	—
April 7, 2020	April 16, 2020	April 17, 2020	April 30, 2020	$0.091	$1,316,226	$1,316,226	—
May 4, 2020	May 14, 2020	May 15, 2020	May 29, 2020	$0.081	$1,171,586	$1,171,586	—
June 4, 2020	June 16, 2020	June 17, 2020	June 30, 2020	$0.072	$1,041,410	$1,041,410	—
July 8, 2020	July 17, 2020	July 20, 2020	July 31, 2020	$0.072	$1,041,410	$1,041,410	—
August 6, 2020	August 17, 2020	August 18, 2020	August 31, 2020	$0.068	$983,554	$983,554	—
September 4, 2020	September 16, 2020	September 17, 2020	September 30, 2020	$0.068	$983,554	$983,554	—
October 9, 2020	October 16, 2020	October 19, 2020	October 30, 2020	$0.068	$983,554	$983,554	—
November 5, 2020	November 13, 2020	November 16, 2020	November 30, 2020	$0.068	$983,554	$983,554	—
December 7, 2020	December 16, 2020	December 17, 2020	December 31, 2020	$0.076	$1,099,266	$1,099,266	—
December 21, 2020	December 30, 2020	December 31, 2020	January 14, 2021	$0.102	$1,475,331	$1,475,331	—
January 4, 2021*	January 14, 2021	January 15, 2021	January 29, 2021	$0.076	$1,099,266	$1,099,266	—
February 2, 2021*	February 11, 2021	February 12, 2021	February 26, 2021	$0.076
* Declared subsequent to December 31, 2020

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2020, permanent differences resulting from non-deductible expenses from sales of securities were identified and reclassified among the components of the Funds’ net assets as follows:

	Accumulated Loss	Paid-In Capital

Apollo Senior Floating Rate Fund Inc.	$433	$(433)
Apollo Tactical Income Fund Inc.	433	(433)

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2020 and 2019 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid from Ordinary Income: *	2020	2019

Common Shareholders	$15,868,950	$18,687,673

Total Distributions	$15,868,950	$18,687,673

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal years ended December 31, 2020 and 2019 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid from Ordinary Income: *	2020	2019

Common Shareholders	$15,375,260	$17,935,392

Total Distributions	$15,375,260	$17,935,392

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

As of December 31, 2020, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$257,580	$—	$(4,069,846)	$(41,261,794)
Apollo Tactical Income Fund Inc.	360,207	—	38,682	(40,745,029)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2020, short-term and long-term capital loss carryforwards totaled $6,640,615 and $34,621,179, respectively, for AFT and $3,996,476 and $36,748,553, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2020 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$381,902,903	$350,919,762

Unrealized appreciation	$10,422,189	$12,537,365
Unrealized depreciation	(14,492,035)	(12,498,683)

Net unrealized appreciation/(depreciation)*	$(4,069,846)	$38,682

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On March 1, 2019, AFT entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on March 1, 2021. Under the terms of the Amended Credit Facility, AFT may borrow a single term loan not to exceed $141,000,000. Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. AFT has granted a security interest in substantially all of its assets in the event of default under the Amended Credit Facility. As of December 31, 2020, AFT has $121,000,000 of principal outstanding under the Amended Credit Facility.

44  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

For the year ended December 31, 2020, the average daily principal loan balance outstanding was $125,311,475, the weighted average annual interest rate was 1.55% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,937,868.

The fair value of AFT’s borrowings under the Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2020, AFT was not aware of any instances of non-compliance related to the Amended Credit Facility.

In connection with AFT’s entry into the Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Apollo Tactical Income Fund Inc.

On April 2, 2020, AIF entered into an amended and restated credit facility (the “Newly Amended Credit Facility”) with SMBC as lender, which matures on April 4, 2022. Under the terms of the Newly Amended Credit Facility, AIF may borrow a single term loan not to exceed $110,000,000. Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. AIF has granted a security interest in substantially all of its assets in the event of default under the Newly Amended Credit Facility. As of December 31, 2020, AIF has $110,000,000 of principal outstanding under the Newly Amended Credit Facility.

Prior to April 21, 2020, AIF had entered into a $133,000,000 credit facility (the “Prior Credit Facility”) with SMBC as lender. Borrowings under this facility bore interest at a rate of LIBOR plus 0.90%. Under the terms of the Prior Credit Facility, AIF could borrow a single term loan not to exceed $125,000,000 (the “Prior Term Loan”) and could borrow up to an additional $8,000,000 on a revolving basis (the “Prior Revolving Loan”). AIF had granted a security interest in substantially all of its assets in the event of default under the Prior Credit Facility. The unused portion of the Prior Revolving Loan was subject to a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments.

For the year ended December 31, 2020, the average daily principal loan balance outstanding was $113,591,530, the weighted average annual interest rate was 1.56% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,769,944.

The fair value of AIF’s borrowings under the Newly Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The Newly Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2020, AIF was not aware of any instances of non-compliance related to the Newly Amended Credit Facility.

In connection with AIF’s entry into the Newly Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the Newly Amended Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 9. General Commitments and Contingencies

As of December 31, 2020, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

LBM Acquisition, LLC Delayed Draw Term Loan	$381,417	$381,417

Total unfunded loan commitments	$381,417	$381,417

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2020, AFT and AIF recorded a change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $(1,648) and $4,291, respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following subsequent events were disclosable:

On February 18, 2021, the Board of Directors of the Funds approved an Agreement and Plan of Reorganization (the “Reorganization”), which provides for the reorganization of AFT with and into AIF. It is currently expected that the Reorganization will be completed in or around the end of the second quarter of 2021, subject to the requisite approvals by each Fund’s shareholders and the satisfaction of customary closing conditions. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the Funds or their shareholders.

This note is not intended to, and does not constitute an offer to purchase or sell shares of the Funds nor is this disclosure intended to solicit a proxy from any shareholder of any of the Funds. The solicitation of the purchase or sale of securities or of proxies to effect the Reorganization will only be made by a definitive Proxy Statement/Prospectus. The Proxy Statement/Prospectus have yet to be filed with the SEC. After the Proxy Statement/Prospectus is filed with the SEC, it may be amended or withdrawn. The Proxy Statement/Prospectus will not be distributed to shareholders of the Funds unless and until a Registration Statement comprising of the Proxy Statement/Prospectus is declared effective by the SEC.

AFT is currently negotiating the renewal of the Amended Credit Facility with SMBC (the “Renewed Amended Credit Facility”), which would be effective March 1, 2021. It is anticipated that, under the terms of the Renewed Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “Revolving Loan”). Borrowings under this facility would bear interest at a rate of LIBOR plus 0.775%. The unused portion of the Revolving Loan would be subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. The Renewed Amended Credit Facility would mature on September 1, 2021. There can be no assurance that final terms will be as expected.

46  |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively, the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 22, 2021

We have served as the auditor of the Funds since 2011.

|  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks

December 31, 2020 (unaudited)

Recent Changes:

This section summarizes certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

There have been no changes in investment policies not approved by shareholders since each Fund’s last annual report. The Market Risk factor has been updated to include certain risks associated with the COVID-19 pandemic.

Effective January 1, 2021, Bret Leas no longer serves as a portfolio manager of AIF.

Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

AFT — Investment Objective and Policies:

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “LIBOR floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.

48  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

AIF — Investment Objective and Policies:

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).

Annual Report  |  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Securities Rated Below Caa or CCC. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. Unrated credit instruments are not subject to this policy.

Structured Products. AIF has adopted a policy to not invest more than 10% of its managed assets in structured products.

Illiquid Investments. AIF has adopted a policy to not invest more than 25% of its managed assets in securities that the Adviser considers to be illiquid.

The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.

The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in non-U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.

The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market.

The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.

In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

50  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

AFT Risk Factors:

General. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain

Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Senior Loans. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

52  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities Risk. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade. Non-investment grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.

Prepayment Risk. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Annual Report  |  53

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

Interest Rate Risk. Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the Fund’s net asset value. In addition, Senior Loans or similar securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund. The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and Defaulted Securities Risk. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.

54  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

Leverage Risk. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

Brexit Risk. The decision made in the British referendum of June 23, 2016 to leave the European Union (“EU”), an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom (“UK”) and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and the issuers in which it invests to execute their respective strategies and to receive attractive returns. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of issuers located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on a Fund or the issuers in which it invests.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

AIF Risk Factors:

General Risk. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Below Investment Grade Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality

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Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Fixed Income Instrument Risk. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:

Issuer Risk. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between London-Interbank Offered Rate (“LIBOR”)-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common stockholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Senior Loans Risk. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Distressed and Defaulted Securities Risk. The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.

Leverage Risk. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

LIBOR Risk. The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund. The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or

Annual Report  |  59

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Brexit Risk. The decision made in the British referendum of June 23, 2016 to leave the European Union (“EU”), an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom (“UK”) and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and the issuers in which it invests to execute their respective strategies and to receive attractive returns. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of issuers located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund or the issuers in which it invests.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

AFT Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.    Make investments for the purpose of exercising control or management.

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Apollo Tactical Income Fund Inc.

Fund Investment Objectives, Policies and Risks (continued)

December 31, 2020 (unaudited)

2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.

3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.    Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, bonds, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

AIF Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.    Make investments for the purpose of exercising control or management;

2.    Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;

3.    Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.    Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

5.    Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, debentures or other credit instruments, loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements, swap contracts or other Derivatives or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; or

6.    Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2020 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

62  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

December 31, 2020 (unaudited)

Shareholder Tax Information

The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. Federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2020, the percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 89.12% and 81.11%, respectively.

Annual Report  |  63

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2020 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/trusteeships.

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED DIRECTORS(2)
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2021 annual meeting.	President, Elysium Management LLC since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.
INDEPENDENT DIRECTORS(3)
Robert L. Borden (born 1963)	Director	AFT and AIF Director since November 2013, current terms end at the 2023 annual meeting.	Founding Partner, Delegate Advisors, LLC since 2012.	2	Athene Holding Ltd.
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2022 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2023 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2004.	2	Berry Plastics Group, Inc.; MicroStrategy Incorporated.
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2022 annual meeting.	Co-Founder, President and COO, KMP Music LLC since 2020; Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC 2014 to 2020	2	CBIZ, Inc.

64  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2020 (unaudited)

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2021 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation; BellRing Brands, Inc.
EXECUTIVE OFFICERS(4)
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Apollo Capital Management L.P. since 2008, Co-Head of Global Corporate Credit since 2018.	N/A	N/A
Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT and AIF since 2014.	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.	N/A	N/A
Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management L.P. since 2007.	N/A	N/A
Isabelle Gold (born 1982)	Chief Compliance Officer	AFT and AIF since 2020.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2020; Senior Compliance Officer, Apollo Management Holdings 2016 to 2020.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are the directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds Serve at the pleasure of the Board of Directors.

Annual Report  |  65

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

U.S. Bank N.A.

Corporate Trust Services

1 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2020 are available (i) without charge, upon request, by calling 1-877-864-4834 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

66  |  Annual Report

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

What Information Do We Have About You?

We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:

Apollo Credit Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 37th Floor, New York, NY 10019

Attn: Isabelle Gold

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Annual Report  |  67

9 West 57th Street, New York, NY 10019

1-877-864-4834 • www.apollofunds.com

12/31/20

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.apollofunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees and expenses billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2020 were $115,000 and $110,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2019 and December 31, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2019 and December 31, 2020 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2019 and December 31, 2020 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,675 and $6,675, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2019 and December 31, 2020 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2019 and December 31, 2020 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively. The aggregate fees in this category billed in the fiscal years ended December 31, 2019 and December 31, 2020 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2019 and December 31, 2020 were $6,675 and $6,675, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    As of December 31, 2020, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is a Senior Partner in Credit and currently serves as Co-Head of the Global Corporate Credit platform of Apollo Capital Management, L.P. and serves as the President and Chief Investment Officer of the registrant. Mr. Moroney joined Apollo Global Management, Inc. (along with its subsidiaries “Apollo”) in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 27 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

(a)(2)   As of December 31, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	4	$0.510 Billion	None	None
Other Pooled Investment Vehicles:	5	$7.169 Billion	3	$0.857 Billion
Other Accounts:	2	$0.957 Billion	2	$0.951 Billion

James Vanek
Registered Investment Companies:	1	$0.345 Billion	None	None
Other Pooled Investment Vehicles:	3	$3.693 Billion	2	$2.572 Billion
Other Accounts:	4	$1.414 Billion	1	$0.333 Billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

(3)

Joseph Moroney is the Co-Head of the Global Corporate Credit group which had AUM of approximately $163.6 billion as of December 31, 2020. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)    Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2020 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned
Joseph Moroney	$100,001 - $500,000
James Vanek	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date February 22, 2021

By (Signature and Title) /s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date February 22, 2021